                                                                               .
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                                                                    Exhibit 21.1


                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

3003304 Nova Scotia Company                                                                  International
572060 B.C. Ltd.                                                                             International
AAWI, Inc.                                                                                   Corporation
Abilene Landfill TX, LP                                                                      Limited Partnership
Action Disposal, Inc.                                                                        Corporation
Ada County Development Company, Inc.                                                         Corporation
Adrian Landfill, Inc.                                                                        Corporation
ADS of Illinois, Inc.                                                                        Corporation
ADS, Inc.                                                                                    Corporation
Agri-Tech, Inc. of Oregon                                                                    Corporation
Alabama Recycling Services, Inc.                                                             Corporation
Albany - Lebanon Sanitation, Inc.                                                            Corporation
Allied Acquisition Pennsylvania, Inc.                                                        Corporation
Allied Acquisition Two, Inc.                                                                 Corporation
Allied Enviro Engineering, Inc. (TX)                                                         Corporation
Allied Enviroengineering, Inc.                                                               Corporation
Allied Gas Recovery Systems, L.L.C.                                                          Limited Liability Company
Allied Green Power, Inc.                                                                     Corporation
Allied Nova Scotia, Inc.                                                                     Corporation
Allied Receivables Funding Incorporated                                                      Corporation
Allied Services, LLC                                                                         Limited Liability Company
Allied Transfer Systems of New Jersey, LLC                                                   Limited Liability Company
Allied Waste Alabama, Inc.                                                                   Corporation
Allied Waste Company, Inc.                                                                   Corporation
Allied Waste Hauling of Georgia, Inc.                                                        Corporation
Allied Waste Holdings (Canada) Ltd.                                                          Corporation
Allied Waste Industries (Arizona), Inc.                                                      Corporation
Allied Waste Industries (New Mexico), Inc.                                                   Corporation
Allied Waste Industries (Southwest), Inc.                                                    Corporation
Allied Waste Industries of Georgia, Inc.                                                     Corporation
Allied Waste Industries of Illinois, Inc.                                                    Corporation
Allied Waste Industries of Northwest Indiana, Inc.                                           Corporation
Allied Waste Industries of Tennessee, Inc.                                                   Corporation
Allied Waste Landfill Holdings, Inc.                                                         Corporation
Allied Waste North America, Inc.                                                             Corporation
Allied Waste of California, Inc.                                                             Corporation
Allied Waste of Long Island, Inc.                                                            Corporation
Allied Waste of New Jersey, Inc.                                                             Corporation
Allied Waste of New Jersey-New York, LLC                                                     Limited Liability Company
Allied Waste Rural Sanitation, Inc.                                                          Corporation
Allied Waste Services, Inc. (TX)                                                             Corporation
Allied Waste Sycamore Landfill, LLC                                                          Limited Liability Company
Allied Waste Systems Holdings, Inc.                                                          Corporation
Allied Waste Systems of New Jersey, LLC                                                      Limited Liability Company
Allied Waste Systems, Inc.                                                                   Corporation
Allied Waste Transportation, Inc.                                                            Corporation
American Disposal Services of Illinois, Inc.                                                 Corporation
American Disposal Services of Kansas, Inc.                                                   Corporation

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

American Disposal Services of Missouri, Inc.                                                 Corporation
American Disposal Services of New Jersey, Inc.                                               Corporation
American Disposal Services of West Virginia, Inc.                                            Corporation
American Disposal Services, Inc.                                                             Corporation
American Disposal Transfer Services of Illinois, Inc.                                        Corporation
American Materials Recycling Corp.                                                           Corporation
American Sanitation, Inc.                                                                    Corporation
American Transfer Company, Inc.                                                              Corporation
Anderson Regional Landfill, LLC                                                              Limited Liability Company
Anson County Landfill NC, LLC                                                                Limited Liability Company
Apache Junction Landfill Corporation                                                         Corporation
Arbor Hills Holdings, LLC                                                                    Minority Interest
Area Disposal, Inc.                                                                          Corporation
Atlantic Waste Holding Company, Inc.                                                         Corporation
Attwoods of North America, Inc.                                                              Corporation
Attwoods Umweltschutz Gmbh                                                                   International
Atwoods Holdings Gmbh                                                                        International
Autauga County Landfill, LLC                                                                 Limited Liability Company
Automated Modular Systems, Inc.                                                              Corporation
Autoshred, Inc.                                                                              Corporation
AWIN Leasing Company, Inc.                                                                   Corporation
AWIN Leasing II, LLC                                                                         Limited Liability Company
AWIN Management, Inc.                                                                        Corporation
Belleville Landfill, Inc.                                                                    Corporation
Benton County Development Company                                                            General Partnership
BFGSI Series 1997-A Trust                                                                    Minority Interest
BFGSI, L.L.C.                                                                                Limited Liability Company
BFI Argentina, S.A.                                                                          International
BFI Atlantic gmbh                                                                            International
BFI Atlantic, Inc.                                                                           Corporation
BFI Energy Inc.                                                                              International
BFI Energy Systems of Albany, Inc.                                                           Corporation
BFI Energy Systems of Boston, Inc.                                                           Corporation
BFI Energy Systems of Delaware County, Inc.                                                  Corporation
BFI Energy Systems of Essex County, Inc.                                                     Corporation
BFI Energy Systems of Hempstead, Inc.                                                        Corporation
BFI Energy Systems of Niagara II, Inc.                                                       Corporation
BFI Energy Systems of Niagara, Inc.                                                          Corporation
BFI Energy Systems of Plymouth, Inc.                                                         Corporation
BFI Energy Systems of SEMASS, Inc.                                                           Corporation
BFI Energy Systems of Southeastern Connecticut, Inc.                                         Corporation
BFI Energy Systems of Southeastern Connecticut, Limited Partnership                          Limited Partnership
BFI International, Inc.                                                                      Corporation
BFI of Ponce, Inc.                                                                           International
BFI REF-FUEL, INC.                                                                           Corporation
BFI Services Group, Inc.                                                                     Corporation
BFI Trans River (GP), Inc.                                                                   Corporation
BFI Trans River (LP), Inc.                                                                   Corporation

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

BFI Transfer Systems of Alabama, LLC                                                         Limited Liability Company
BFI Transfer Systems of DC, LLC                                                              Limited Liability Company
BFI Transfer Systems of Georgia, LLC                                                         Limited Liability Company
BFI Transfer Systems of Maryland, LLC                                                        Limited Liability Company
BFI Transfer Systems of Massachusetts, LLC                                                   Limited Liability Company
BFI Transfer Systems of Mississippi, LLC                                                     Limited Liability Company
BFI Transfer Systems of New Jersey, Inc.                                                     Corporation
BFI Transfer Systems of Pennsylvania, LLC                                                    Limited Liability Company
BFI Transfer Systems of Texas, LP                                                            Limited Partnership
BFI Transfer Systems of Virginia, LLC                                                        Limited Liability Company
BFI Waste Services of Indiana, LP                                                            Limited Partnership
BFI Waste Services of Massachusetts, LLC                                                     Limited Liability Company
BFI Waste Services of Pennsylvania, LLC                                                      Limited Liability Company
BFI Waste Services of Tennessee, LLC                                                         Limited Liability Company
BFI Waste Services of Texas, LP                                                              Limited Partnership
BFI Waste Services, LLC                                                                      Limited Liability Company
BFI Waste Systems of Alabama, LLC                                                            Limited Liability Company
BFI Waste Systems of Arkansas, LLC                                                           Limited Liability Company
BFI Waste Systems of Georgia, LLC                                                            Limited Liability Company
BFI Waste Systems of Indiana, LP                                                             Limited Partnership
BFI Waste Systems of Kentucky, LLC                                                           Limited Liability Company
BFI Waste Systems of Louisiana, LLC                                                          Limited Liability Company
BFI Waste Systems of Massachusetts, LLC                                                      Limited Liability Company
BFI Waste Systems of Mississippi, LLC                                                        Limited Liability Company
BFI Waste Systems of Missouri, LLC                                                           Limited Liability Company
BFI Waste Systems of New Jersey, Inc.                                                        Corporation
BFI Waste Systems of North America, Inc.                                                     Corporation
BFI Waste Systems of North Carolina, LLC                                                     Limited Liability Company
BFI Waste Systems of Oklahoma, LLC                                                           Limited Liability Company
BFI Waste Systems of Pennsylvania, LLC                                                       Limited Liability Company
BFI Waste Systems of South Carolina, LLC                                                     Limited Liability Company
BFI Waste Systems of Tennessee, LLC                                                          Limited Liability Company
BFI Waste Systems of Virginia, LLC                                                           Limited Liability Company
Bio-Med of Oregon, Inc.                                                                      Corporation
Blue Ridge Landfill General Partnership                                                      General Partnership
Blue Ridge Landfill TX, LP                                                                   Limited Partnership
Bond County Landfill, Inc.                                                                   Corporation
Borrego Landfill, Inc.                                                                       Corporation
Brenham Total Roll-Offs, LP                                                                  Limited Partnership
Brickyard Disposal & Recycling, Inc.                                                         Corporation
Bridgeton Landfill, LLC                                                                      Limited Liability Company
Bridgeton Transfer Station, LLC                                                              Limited Liability Company
Browning-Ferris Financial Services, Inc.                                                     Corporation
Browning-Ferris Industries Argentina, S.A.                                                   International
Browning-Ferris Industries Asia Pacific, Inc.                                                Corporation
Browning-Ferris Industries Chemical Services, Inc.                                           Corporation
Browning-Ferris Industries de Mexico, S.A. de C.V.                                           International
Browning-Ferris Industries Europe, Inc.                                                      Corporation

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

Browning-Ferris Industries of California, Inc.                                               Corporation
Browning-Ferris Industries of Florida, Inc.                                                  Corporation
Browning-Ferris Industries of Illinois, Inc.                                                 Corporation
Browning-Ferris Industries of New Jersey, Inc.                                               Corporation
Browning-Ferris Industries of New York, Inc.                                                 Corporation
Browning-Ferris Industries of Ohio, Inc.                                                     Corporation
Browning-Ferris Industries of Puerto Rico, Inc.                                              International
Browning-Ferris Industries of Tennessee, Inc.                                                Corporation
Browning-Ferris Industries, Inc. (DE)                                                        Corporation
Browning-Ferris Industries, Inc. (MA)                                                        Corporation
Browning-Ferris Industries, Ltd.                                                             International
Browning-Ferris Quebec Inc.                                                                  International
Browning-Ferris Services, Inc.                                                               Corporation
Browning-Ferris, Inc.                                                                        Corporation
Brundidge Landfill, LLC                                                                      Limited Liability Company
Brunswick Waste Management Facility, LLC                                                     Limited Liability Company
Bunting Trash Service, Inc.                                                                  Corporation
Butler County Landfill, LLC                                                                  Limited Liability Company
C.C. Boyce & Sons, Inc.                                                                      Corporation
Camelot Landfill TX, LP                                                                      Limited Partnership
Capitol Recycling & Disposal, Inc.                                                           Corporation
CC Landfill, Inc.                                                                            Corporation
CECOS International, Inc.                                                                    Corporation
Celina Landfill, Inc.                                                                        Corporation
Central Sanitary Landfill, Inc.                                                              Corporation
Chambers Development of North Carolina, Inc.                                                 Corporation
Champion Recycling Inc.                                                                      Corporation
Charter Evaporation Resource Recovery Systems                                                Corporation
Cherokee Run Landfill, Inc.                                                                  Corporation
Chestnut Equipment Leasing Corp.                                                             Corporation
Chilton Landfill, LLC                                                                        Limited Liability Company
Citizens Disposal, Inc.                                                                      Corporation
City Garbage, Inc.                                                                           Corporation
City-Star Services, Inc.                                                                     Corporation
Clarkston Disposal, Inc.                                                                     Corporation
Clinton County Landfill Partnership                                                          General Partnership
Cocopah Landfill, Inc.                                                                       Corporation
Commercial Reassurance Limited                                                               International
Congress Development Co.                                                                     Minority Interest
Consolidated Processing, Inc.                                                                Corporation
Containerized, Inc. of Texas                                                                 Corporation
Copper Mountain Landfill, Inc.                                                               Corporation
Corvallis Disposal Co.                                                                       Corporation
County Disposal (Ohio), Inc.                                                                 Corporation
County Disposal, Inc.                                                                        Corporation
County Landfill, Inc.                                                                        Corporation
County Line Landfill Partnership                                                             General Partnership
Courtney Ridge Landfill, LLC                                                                 Limited Liability Company

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

Crow Landfill TX, L.P.                                                                       Limited Partnership
D & L Disposal L.L.C.                                                                        Limited Liability Company
Dallas Disposal Co.                                                                          Corporation
Delta Container Corporation                                                                  Corporation
Delta Dade Recycling Corp.                                                                   Corporation
Delta Paper Stock, Co.                                                                       Corporation
Delta Resources Corp.                                                                        Corporation
Delta Site Development Corp.                                                                 Corporation
Delta Waste Corp.                                                                            Corporation
Dempsey Waste Systems II, Inc.                                                               Corporation
Denver RL North, Inc.                                                                        Corporation
Dinverno, Inc.                                                                               Corporation
Donna Development Co. TX, LP                                                                 Limited Partnership
Dowling Industries, Inc.                                                                     Corporation
DTC Management, Inc.                                                                         Corporation
E Leasing Company, LLC                                                                       Limited Liability Company
Eagle Industries Leasing, Inc.                                                               Corporation
Eastern Disposal, Inc.                                                                       International
ECDC Environmental of Humboldt County, Inc.                                                  Corporation
ECDC Environmental, L.C.                                                                     Limited Liability Company
ECDC Holdings, Inc.                                                                          Corporation
EcoSort, L.L.C.                                                                              Minority Interest
El Centro Landfill, LP                                                                       Limited Partnership
Elder Creek Transfer & Recovery, Inc.                                                        Corporation
Ellis County Landfill TX, LP                                                                 Limited Partnership
Ellis Scott Landfill MO, LLC                                                                 Limited Liability Company
Environmental Development Corp.                                                              Corporation
Environmental Development Corp.                                                              International
Environmental Reclamation Company                                                            Corporation
Environtech, Inc.                                                                            Corporation
Envotech-Illinois L.L.C.                                                                     Limited Liability Company
EOS Environmental, Inc.                                                                      Corporation
Evergreen National Indemnity Company                                                         Minority Interest
Evergreen Scavenger Service, Inc.                                                            Corporation
Evergreen Scavenger Service, L.L.C.                                                          Limited Liability Company
F. P. McNamara Rubbish Removal, Inc.                                                         Corporation
Flint Hill Road, LLC                                                                         Limited Liability Company
Foothills Sanitary Landfill, Inc.                                                            Minority Interest
Forest View Landfill, LLC                                                                    Limited Liability Company
Fort Worth Landfill TX, LP                                                                   Limited Partnership
Forward, Inc.                                                                                Corporation
Fred Barbara Trucking Co., Inc.                                                              Corporation
Frontier Waste Services (Colorado), LLC                                                      Limited Liability Company
Frontier Waste Services (Utah), LLC                                                          Limited Liability Company
Frontier Waste Services of Louisiana L.L.C.                                                  Limited Liability Company
Frontier Waste Services, L.P.                                                                Limited Partnership
G. Van Dyken Disposal Inc.                                                                   Corporation
Galveston County Landfill TX, LP                                                             Limited Partnership

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

Gateway Landfill, LLC                                                                        Limited Liability Company
GEK, Inc.                                                                                    Corporation
General Refuse Rolloff Corp.                                                                 Corporation
General Refuse Service of Ohio, LLC                                                          Limited Liability Company
Georgia Recycling Services, Inc.                                                             Corporation
Global Indemnity Assurance Company                                                           Corporation
Golden Triangle Landfill TX, LP                                                              Limited Partnership
Golden Waste Disposal, Inc.                                                                  Corporation
Grants Pass Sanitation, Inc.                                                                 Corporation
Great Lakes Disposal Service, Inc.                                                           Corporation
Great Plains Landfill OK, LLC                                                                Limited Liability Company
Green Valley Landfill General Partnership                                                    General Partnership
Greenridge Reclamation, LLC                                                                  Limited Liability Company
Greenridge Waste Services, LLC                                                               Limited Liability Company
Greenwood Landfill TX, LP                                                                    Limited Partnership
Gulf West Landfill TX, LP                                                                    Limited Partnership
Gulfcoast Waste Service, Inc.                                                                Corporation
H Leasing Company, LLC                                                                       Limited Liability Company
Harland's Sanitary Landfill, Inc.                                                            Corporation
Harrison County Landfill, LLC                                                                Limited Liability Company
Houston Towers TX, LP                                                                        Limited Partnership
Illiana Disposal Partnership                                                                 General Partnership
Illinois Landfill, Inc.                                                                      Corporation
Illinois Recycling Services, Inc.                                                            Corporation
Illinois Valley Recycling, Inc.                                                              Corporation
Imperial Landfill, Inc.                                                                      Corporation
Independent Trucking Company                                                                 Corporation
Ingrum Waste Disposal, Inc.                                                                  Corporation
International Disposal Corp. of California                                                   Corporation
Island Waste Services Ltd.                                                                   Corporation
Itasca Landfill TX, LP                                                                       Limited Partnership
Jackson County Landfill, LLC                                                                 Limited Liability Company
Jefferson City Landfill, LLC                                                                 Limited Liability Company
Jetter Disposal, Inc.                                                                        Corporation
Kankakee Quarry, Inc.                                                                        Corporation
Keller Canyon Landfill Company                                                               Corporation
Keller Drop Box, Inc.                                                                        Corporation
Kent-Meridian Disposal Company                                                               Minority Interest
Kerrville Landfill TX, LP                                                                    Limited Partnership
Key Waste Indiana Partnership                                                                General Partnership
La Canada Disposal Company, Inc.                                                             Corporation
Lake County C & D Development Partnership                                                    General Partnership
Lake Norman Landfill, Inc.                                                                   Corporation
LandComp Corporation                                                                         Corporation
Lathrop Sunrise Sanitation Corporation                                                       Corporation
Lee County Landfill SC, LLC                                                                  Limited Liability Company
Lee County Landfill, Inc.                                                                    Corporation
Lemons Landfill, LLC                                                                         Limited Liability Company

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

Lewisville Landfill TX, LP                                                                   Limited Partnership
Liberty Waste Holdings, Inc.                                                                 Corporation
Liberty Waste Services Limited, L.L.C.                                                       Limited Liability Company
Liberty Waste Services of Illinois, L.L.C.                                                   Limited Liability Company
Liberty Waste Services of McCook, L.L.C.                                                     Limited Liability Company
Little Creek Landing, LLC                                                                    Limited Liability Company
Local Sanitation of Rowan County,  L.L.C.                                                    Limited Liability Company
Loop Recycling, Inc.                                                                         Corporation
Loop Transfer, Incorporated                                                                  Corporation
Louis Pinto & Son, Inc., Sanitation Contractors                                              Corporation
Lucas County Land Development, Inc.                                                          Corporation
Mamaroneck Truck Repair, Inc.                                                                Corporation
Manumit of Florida, Inc.                                                                     Corporation
Marion Resource Recovery Facility, LLC                                                       Minority Interest
Mars Road TX, LP                                                                             Limited Partnership
McCarty Road Landfill TX, LP                                                                 Limited Partnership
McInnis Waste Systems, Inc.                                                                  Corporation
Mesa Disposal, Inc.                                                                          Corporation
Mesquite Landfill TX, LP                                                                     Limited Partnership
Metro Enviro Transfer, LLC                                                                   Limited Liability Company
Mexia Landfill TX, LP                                                                        Limited Partnership
Minneapolis Refuse, Inc.                                                                     Minority Interest
Mirror Nova Scotia Limited                                                                   International
Mississippi Waste Paper Company                                                              Corporation
Missouri City Landfill, LLC                                                                  Limited Liability Company
Moorhead Landfill General Partnership                                                        General Partnership
Mountain Home Disposal, Inc.                                                                 Corporation
N Leasing Company, LLC                                                                       Limited Liability Company
NationsWaste Catawba Regional Landfill, Inc.                                                 Corporation
NationsWaste, Inc.                                                                           Corporation
Ncorp, Inc.                                                                                  Corporation
New Morgan Landfill Company, Inc.                                                            Corporation
New York Waste Services, LLC                                                                 Limited Liability Company
Newco Waste Systems of New Jersey, Inc.                                                      Corporation
Newton County Landfill Partnership                                                           General Partnership
Noble Road Landfill, Inc.                                                                    Corporation
Northeast Landfill, LLC                                                                      Limited Liability Company
Oakland Heights Development, Inc.                                                            Corporation
Oklahoma City Landfill, L.L.C.                                                               Limited Liability Company
Omega Holdings Gmbh                                                                          International
Oscar's Collection System of Fremont, Inc.                                                   Corporation
Otay Landfill, Inc.                                                                          Corporation
Ottawa County Landfill, Inc.                                                                 Corporation
Packerton Land Company, L.L.C.                                                               Limited Liability Company
Palomar Transfer Station, Inc.                                                               Corporation
Panama Road Landfill, TX, L.P.                                                               Limited Partnership
Paper Recycling Systems, Inc.                                                                Corporation
Peltier Real Estate Company                                                                  Corporation

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

Pinal County Landfill Corp.                                                                  Corporation
Pine Bend Holdings, LLC                                                                      Minority Interest
Pine Hill Farms Landfill TX, LP                                                              Limited Partnership
Pinecrest Landfill OK, LLC                                                                   Limited Liability Company
Pittsburg County Landfill, Inc.                                                              Corporation
Pleasant Oaks Landfill TX, LP                                                                Limited Partnership
Polk County Landfill, LLC                                                                    Limited Liability Company
Port Clinton Landfill, Inc.                                                                  Corporation
Portable Storage Co.                                                                         Corporation
Preble County Landfill, Inc.                                                                 Corporation
Price & Sons Recycling Company                                                               Corporation
Prime Carting, Inc.                                                                          Corporation
Prince George's County Landfill, LLC                                                         Limited Liability Company
PSI Waste Systems, Inc.                                                                      Corporation
Rabanco Companies                                                                            General Partnership
Rabanco Recycling, Inc.                                                                      Corporation
Rabanco, Ltd.                                                                                Corporation
Ramona Landfill, Inc.                                                                        Corporation
RC Miller Enterprises, Inc.                                                                  Corporation
RC Miller Refuse Service, Inc.                                                               Corporation
RCS, Inc.                                                                                    Corporation
Recycling Associates, Inc.                                                                   Corporation
Ref-Fuel Canada Ltd.                                                                         International
Regional Disposal Company                                                                    Joint Venture
Resource Recovery, Inc.                                                                      Corporation
Rio Grande Valley Landfill TX, LP                                                            Limited Partnership
Risk Services, Inc.                                                                          Corporation
Rock Road Industries, Inc.                                                                   Corporation
Roosevelt Associates                                                                         Minority Interest
Ross Bros. Waste & Recycling Co.                                                             Corporation
Rossman Sanitary Service, Inc.                                                               Corporation
Roxana Landfill, Inc.                                                                        Corporation
Royal Holdings, Inc.                                                                         Corporation
Royal Oaks Landfill TX, LP                                                                   Limited Partnership
S & S Recycling, Inc.                                                                        Corporation
S Leasing Company, LLC                                                                       Limited Liability Company
Saguaro National Insurance Company                                                           Corporation
Saline County Landfill, Inc.                                                                 Corporation
San Marcos NCRRF, Inc.                                                                       Corporation
Sand Valley Holdings, L.L.C.                                                                 Limited Liability Company
Sangamon Valley Landfill, Inc.                                                               Corporation
Sanitary Disposal Service, Inc.                                                              Corporation
Sauk Trail Development, Inc.                                                                 Corporation
Show-Me Landfill, LLC                                                                        Limited Liability Company
Shred - All Recycling Systems, Inc.                                                          Corporation
Source Recycling, Inc.                                                                       Corporation
South Central Texas Land Co. TX, LP                                                          Limited Partnership
Southeast Landfill, LLC                                                                      Limited Liability Company

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

Southwest Landfill TX, LP                                                                    Limited Partnership
Southwest Regional Landfill, Inc.                                                            Corporation
Southwest Waste, Inc.                                                                        Corporation
Springfield Environmental General Partnership                                                General Partnership
Standard Disposal Services, Inc.                                                             Corporation
Standard Environmental Services, Inc.                                                        Corporation
Standard Waste, Inc.                                                                         Corporation
Streator Area Landfill, Inc.                                                                 Corporation
Suburban Carting Corp.                                                                       Corporation
Suburban Transfer, Inc.                                                                      Corporation
Suburban Warehouse, Inc.                                                                     Corporation
Summit Waste Systems, Inc.                                                                   Corporation
Sunrise Sanitation Service, Inc.                                                             Corporation
Sunset Disposal Service, Inc.                                                                Corporation
Sunset Disposal, Inc.                                                                        Corporation
Super Services Waste Management, Inc.                                                        Corporation
Sycamore Landfill, Inc.                                                                      Corporation
Tate's Transfer Systems, Inc.                                                                Corporation
Taylor Ridge Landfill, Inc.                                                                  Corporation
Tennessee Union County Landfill, Inc.                                                        Corporation
The Ecology Group, Inc.                                                                      Corporation
Thomas Disposal Service, Inc.                                                                Corporation
Tom Luciano's Disposal Service, Inc.                                                         Corporation
Total Roll-Offs, L.L.C.                                                                      Limited Liability Company
Total Solid Waste Recyclers, Inc.                                                            Corporation
Tri-State Recycling Services, Inc.                                                           Corporation
Tri-State Refuse Corporation                                                                 Corporation
Tricil (N.Y.), Inc.                                                                          Corporation
Trottown Transfer, Inc.                                                                      Corporation
Turkey Creek Landfill TX, LP                                                                 Limited Partnership
United Disposal Service, Inc.                                                                Corporation
Upper Rock Island County Landfill, Inc.                                                      Corporation
Valley Landfills, Inc.                                                                       Corporation
VHG, Inc.                                                                                    Corporation
Victoria Landfill TX, LP                                                                     Limited Partnership
Vining Disposal Service, Inc.                                                                Corporation
Warner Hill Development Company                                                              Corporation
Wasatch Regional Landfill, Inc.                                                              Corporation
Waste Control Systems, Inc.                                                                  Corporation
Waste Services of New York, Inc.                                                             Corporation
Wastehaul, Inc.                                                                              Corporation
Wayne County Landfill IL, Inc.                                                               Corporation
WDTR, Inc.                                                                                   Corporation
Webster Parish Landfill, L.L.C.                                                              Limited Liability Company
Whispering Pines Landfill TX, LP                                                             Limited Partnership
Willamette Resources, Inc.                                                                   Corporation
Williams County Landfill Inc.                                                                Corporation
Willow Ridge Landfill, LLC                                                                   Limited Liability Company

                          ALLIED WASTE INDUSTRIES, INC.
                       ACTIVE SUBSIDIARIES AND AFFILIATES

WJR Environmental, Inc.                                                                      Corporation
Woodlake Sanitary Service, Inc.                                                              Corporation